UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Item 1. Report to Shareholders

International Discovery Fund	April 30, 2018

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND

HIGHLIGHTS

■	International small-cap stocks generated decent returns in the first half of the fund’s fiscal year.
■	The International Discovery Fund outpaced its S&P benchmark and Lipper peer group average in the period.
■	One of our areas of focus is the Chinese biotechnology industry, which is growing rapidly and becoming a global player in terms of innovation.
■	The credit cycle seems to be entering its later stages, which is one reason we have grown more cautious and have increased our cash buffer.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global markets experienced an abrupt reversal in early 2018, as a prolonged stretch of slow and steady gains in many equity markets gave way to a spike in volatility. In February, the S&P 500 Index broke its longest streak of positive monthly total returns on record and briefly declined by over 10% from its recent highs, putting it in correction territory. Overseas markets broadly followed Wall Street lower, and global stocks remained volatile through April. Strong results from November through January helped most markets end with gains for the first half of your fund’s fiscal year, however.

Several factors appeared to have unsettled investors, but the impact of tighter monetary policy and fears about heightened trade tensions were primary among them. Data in early February showing faster wage gains in the U.S. fostered speculation that the Federal Reserve might accelerate its pace of interest rate hikes in order to fight inflation. While most other central banks continued to keep short-term rates steady at very low levels, longer-term rates in many countries crept up as economic growth solidified. Investors around the world began to consider how the normalization of monetary policy might potentially impact stock and bond prices.

Uncertainties deepened in early March after the Trump administration surprised many with the announcement of tariffs on imported steel and aluminum, only to later grant select trading partners temporary exemptions. The trade conflict between China and the U.S. intensified, however, with the U.S. announcing additional tariffs on Chinese goods and China responding with its own tariffs in a tit-for-tat escalation that proceeded through April.

World currencies fluctuated amid increased market volatility, geopolitical swings, and concerns about rising U.S. protectionism. The greenback began to strengthen late in the period as the 10-year U.S. Treasury yield broke through 3%; but for the full six months ended April 30, the dollar declined almost 4% against the euro, British pound, and Japanese yen. The rise in other currencies boosted returns for U.S. investors in overseas markets.

Emerging markets, supported by good earnings growth, proved resilient for much of the period and outperformed their developed peers over the last six months. Oil exporters and other commodity producers benefited from rising prices, and improving fiscal conditions lowered borrowing costs in a number of emerging economies. The month of April proved tougher for emerging markets, though, as U.S. yields and the dollar began to rise.

Notably, the shift in market sentiment beginning in February did not correspond to a widespread deterioration in economic conditions or corporate fundamentals. Indeed, corporate profit growth accelerated across many markets, and the world’s major economies continued to expand in sync for the first time in several years. Market strength in the first three months of the period was largely based on the expectation of this improvement; conversely, weakness in the back half of the period appears to have largely reflected growing skepticism about whether this pace of improvement is sustainable.

Time will tell if the recent turbulence was signaling trouble ahead or if the market was simply consolidating the strong gains over the past several years before moving higher. Among the developments we will be watching closely are election results in the U.S., Europe, and elsewhere, and whether a continuing populist backlash results in a wave of protectionism. On the economic front, the possibility that inflation finally takes hold in developed markets and how consumers and businesses adjust to an end of extreme monetary accommodation will help determine if growth can sustain its momentum. In historical terms, equity and bond valuations remain generally elevated, posing the risk that asset prices won’t keep pace with improving fundamentals over the short term.

Many investors have been asking our view on the recent return to more normal levels of market volatility. It’s important to underscore that volatility, while sometimes unsettling, can be the friend of long-term, patient investors. More volatility can benefit active management, and I am confident that our dedicated, worldwide team of investment professionals are taking advantage of this period to discover new opportunities. Moreover, I have no doubt that your fund’s experienced manager will continue to make the best use of those insights, putting the long-term interests of our shareholders above the short-term instincts that too often drive markets.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

FUND COMMENTARY

Q: How did the fund perform in the past six months?

The International Discovery Fund returned 6.37% in the six-month period ended April 30, 2018. The fund outperformed the S&P Global ex-U.S. Small Cap Index, the MSCI EAFE Small Cap Index, and the Lipper International Small/Mid-Cap Growth Funds Average. (Returns for the I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

Q: What factors influenced the fund’s performance?

The dispersion of returns within the market was high in recent months, which often favors active management over passive approaches. While we had some good absolute returns—for example, Sino Biopharmaceutical returned over 82% over the period—global markets generally lacked the energy of previous periods and felt like they were stalling. The portfolio performed relatively well during the bout of volatility in early February, but we have lately been hurt by a sell-off in technology. We have particularly felt the impact of disappointing sales of Apple’s iPhone X, which fed back to the supply chain, where we have been betting on 3D sensing technology. Overall, I remain satisfied with the steady, if unspectacular, progress of the last six months, demonstrating that we can also add value in more difficult markets. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our top contributors in the period included MercadoLibre, Latin America’s leading e-commerce marketplace. By developing its own payments solutions and investing heavily in logistics, the firm is not only extending its growth runway but also solving the issues that prevent wider penetration of e-commerce in Latin America—namely, a lack of trusted and efficient payment solutions and poor logistical infrastructure on the ground. After a three-hour visit to MercadoLibre’s Buenos Aires headquarters in February, it was clear to us that this management team was a cut above others.

Sino Biopharmaceutical, our second-best contributor, is one of a new breed of Chinese biotech companies with an exciting future. China’s Baozun has integrated capabilities that encompass all aspects of the e-commerce value chain, covering IT solutions, store operations, digital marketing, customer services, warehousing, and fulfillment—in short, a viable solution for foreign brands wanting to access the largest emerging middle class in the world. UK-listed Abcam, which has an excellent management team, is an online distributor of antibodies and related kits and assays. The intellectual capital around these antibodies and reagents is key and becomes more valuable over time as knowledge is accumulated. Rounding out our top five, Italy’s Yoox Net-A-Porter (YNAP) received a surprising takeover bid from luxury goods holding company Richemont, which already had a controlling interest. While the 26% takeover premium was healthy enough, we feel this is not a great outcome for long-term shareholders given YNAP’s long runway for growth. The transaction finalized in early May, resulting in a cash return to the fund of 1.5% of assets under management.

We avoided company-specific “torpedoes” during the period, but many of our detractors were technology hardware and high-valuation stocks where revenues and earnings did not exceed expectations. The UK’s IQE, a semiconductor materials provider and wafer manufacturer, was our largest detractor. I call it out not only because it has pulled back by 25% over the period, but also in recognition of the outstanding long-term contribution to this fund from Philip Rasmussen, IQE’s CFO, who was recently and tragically killed at age 48 in a road accident. After 10 years of knowing Phil and having at least 50 face-to-face meetings with him, it is hard not to feel a sense of personal loss.

We participated in several initial public offerings (IPOs) including Instone Real Estate (Germany), ready meals producer Bakkavor (UK), application-specific integrated circuit chipmaker Sensirion (Switzerland), and UK financial intermediary platform Integrafin. In successive days in December, we participated in two Japanese IPOs: SG Holdings, Japan’s second-largest parcel delivery firm, and specialty lender Aruhi. Both have had successful market debuts. In November, we received a takeover bid for our position in Spanish real estate investment trust Axiare Patrimonio Socimi from competitor Colonial, which was not entirely a surprise. We felt the bid undervalues the longer-term outlook for this promising asset, and we did not accept the offer.

Q: How is the fund positioned?

Our efforts are focused on providing our clients with the best risk-adjusted returns possible. Our markets are geographically diverse, and language and culture matter—meaning that having local teams on the ground helps. Global trends also matter, however, and our investment team is plugged into T. Rowe Price’s sizable global research platform. Many small-cap companies are poorly researched by others, and the rewards for rigorous fundamental analysis can be large. In addition, investment horizons are truncated for many investors, while extended time horizons are crucial to what we do—but patience is required.

Senior managers can have an outsize impact on small-cap companies, and our assessment of their aptitude is key to our approach. We make our biggest bets when we think we have a time and information advantage, and a large part of any excess return is likely to come from relatively few names. The very best companies are adaptive and innovative and consistently add economic value. Therefore, resisting the instinct to “sell high”—and, instead letting our winners run—can potentially amplify the good work we have done to identify exceptional companies.

We’ve long been positive on China’s pharmaceutical industry. Within a decade, China doubled the provision of health care coverage from less than 50% to 95% of the population. This has fueled rapid demand growth for quality drugs. Riding on this trend, our investments in major Chinese drugmakers Sino Biopharmaceutical, CSPC Pharmaceutical, and 3SBio have been fruitful.

In the previous shareholder letter, I discussed the impact of the “global titans,” or “platform companies,” and how we needed to recalibrate our investment process because of these firms’ scale, network effects, and access to human talent and capital that few companies—let alone of the size we typically invest in—can match. Although Facebook has seen a setback from data privacy issues, the rise of these titans has generally continued apace in the last six months.

The first wave of disruption from the titans was felt in traditional retail and advertising-funded media. The next wave of disruption will likely be in business-to-business distribution and any form of digital distribution where access to data and digital marketing reach bestow notable advantages on the largest platform companies. Within the portfolio, we have two companies that we think may be titans in the making based on their unique access to data about their local populations—MercadoLibre in Latin America and Mail.Ru in Russia.

If datasets are worth their weight in gold, then companies can make money in data analysis, storage, and sharing. Ascential subsidiary OneClick Retail is a data analytics company that provides credible third-party data throughout the Amazon.com ecosystem. WANdisco’s core proposition is a piece of software (Fusion) that allows data systems to be replicated in real time—a particular advantage as data and applications are increasingly being stored in the cloud. YouGov’s online, panel-based market research is some of the most comprehensive and sophisticated available. That respondents are volunteering their data surely enhances the strategic value of the company’s data set.

In terms of the technology supply chain, we continue seeking to profit from the growth of 3D sensing—such as face or gesture recognition—through a trio of investments: Aixtron, IQE, and AMS. Though momentum has stalled with the underwhelming sales of the 3D-enabled iPhone X, we believe the market is still underestimating how many applications and hardware platforms may make use of this technology.

Q: What is portfolio management’s outlook?

While we keep taking risks at the security level, we have become tactically cautious at the portfolio level, allowing cash reserves to increase and selling the exchange-traded fund we deployed to stay fully invested during a period of exceptional fund inflows in 2017. Rising interest rates and the recent weakness in emerging markets currencies suggest that the current credit cycle is aging. The phased withdrawal of central bank support in the form of reduced quantitative easing by the European Central Bank, along with a strengthening U.S. dollar in recent months, also signals that tighter credit conditions might lie ahead. In addition, valuations are elevated in many—though not all—markets. Our team will continue to work with the firm’s large, global, and talented team of analysts to seek out the best risk-adjusted opportunities for our shareholders.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/18
Yoox Net-A-Porter, Italy	1.6%
Abcam, United Kingdom	1.2
Playtech, United Kingdom	1.1
Ascential, United Kingdom	1.1
Victrex, United Kingdom	0.9
IQE, United Kingdom	0.9
Aixtron, Germany	0.9
Wirecard, Germany	0.9
Ambu, Denmark	0.9
Axiare Patrimonio Socimi, Spain	0.8
MercadoLibre, Argentina	0.8
Intermediate Capital, United Kingdom	0.8
Shopify, Canada	0.8
Mail.Ru, Russia	0.8
Just Eat, United Kingdom	0.8
58.com, China	0.7
Cineworld, United Kingdom	0.7
Tecan, Switzerland	0.7
TAL Education, China	0.7
Fisher & Paykel Healthcare, New Zealand	0.7
Scout24 Holding, Germany	0.7
Suofeiya Home Collection, China	0.7
Vatti, China	0.7
China Lodging, China	0.7
DKSH Holding, Switzerland	0.6
Total	21.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which includes a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
ARGENTINA 0.9%		
Common Stocks 0.9%		
Despegar.com (USD) (1)(2)	232,412	6,823
MercadoLibre (USD)	220,700	74,952
Total Argentina (Cost $26,465)		**81,775**
AUSTRALIA 1.6%		
Common Stocks 1.6%		
ALS	7,936,717	46,318
Cochlear	346,872	50,480
MYOB Group	10,040,880	24,482
Pendal Group	3,520,672	24,188
Quintis (2)	11,549,108	2,565
Total Australia (Cost $118,495)		**148,033**
BRAZIL 1.3%		
Common Stocks 0.8%		
Iguatemi Empresa de Shopping Centers	2,334,800	23,793
OdontoPrev	4,466,400	19,162
Transmissora Alianca de Energia Eletrica, Equity Units	4,761,277	28,936
		71,891
Preferred Stocks 0.5%		
Marcopolo (3)(4)	38,954,583	45,368
		45,368
Total Brazil (Cost $96,012)		**117,259**
CANADA 3.6%		
Common Stocks 3.6%		
Altus Group	1,349,600	33,952
CAE	1,498,800	28,331

Canada Goose Holdings (2)	657,000	24,362
Computer Modelling Group	755,400	5,554
Descartes Systems Group (2)	1,041,400	30,781
DIRTT Environmental Solutions (1)(2)(4)	7,939,570	34,814
Seven Generations Energy, Class A (2)	1,576,530	22,495
Shopify, Class A (2)	539,843	72,322
Spin Master (2)(4)(5)	1,463,700	54,754
Uni-select	1,133,100	17,535
Total Canada (Cost $256,776)		**324,900**

CHINA 9.4%

Common Stocks 7.4%

3SBio (HKD) (2)(5)	14,381,500	30,901
58.com, ADR (USD)	769,294	67,229
Baozun, ADR (USD)(1)	925,824	42,579
China Lodging Group, ADR (USD)	419,917	58,646
CSPC Pharmaceutical Group (HKD)	18,082,000	46,056
Fufeng Group (HKD)(1)	39,710,000	22,129
Haier Electronics Group (HKD)	14,503,000	50,177
Lonking Holdings (HKD)	98,824,000	44,908
Luthai Textile, B Shares (HKD)(4)	19,948,219	21,898
Silergy (TWD)	1,733,000	36,241
Sino Biopharmaceutical (HKD)	16,884,000	35,554
Sinopec Engineering Group, H Shares (HKD)	32,965,000	33,987
Sinotrans, H Shares (HKD)	61,103,000	35,009
TAL Education Group, ADR (USD)	1,750,600	63,757
TravelSky Technology, H Shares (HKD)	13,290,000	38,820
YY, ADR (USD)	160,805	15,500
Zhou Hei Ya International Holdings (HKD) (5)	31,225,500	27,423
		670,814

Common Stocks - China A shares 2.0%

Opple Lighting (CNH)	4,664,395	34,683
Sichuan Swellfun (CNH)	4,568,688	28,628
Suofeiya Home Collection (6)	6,401,560	32,387

Suofeiya Home Collection (CNH)	5,609,816	28,385
Vatti (CNH)	14,098,120	60,704
		184,787
Total China (Cost $594,586)		**855,601**

DENMARK 0.9%

Common Stocks 0.9%

Ambu, B Shares	3,343,070	77,530
Total Denmark (Cost $5,472)		**77,530**

EGYPT 0.4%

Common Stocks 0.4%

Edita Food Industries, GDR (USD)	820,324	4,286
Edita Food Industries, GDR (USD) (5)	938,207	4,926
Integrated Diagnostics Holdings (USD) (5)	5,424,510	25,582
Total Egypt (Cost $33,031)		**34,794**

FINLAND 1.2%

Common Stocks 1.2%

Huhtamaki	694,544	28,251
Konecranes	754,427	30,767
Terveystalo (5)	2,595,838	29,666
Tokmanni Group	2,180,156	18,518
Total Finland (Cost $107,084)		**107,202**

FRANCE 2.9%

Common Stocks 2.9%

BioMerieux	100,541	7,948
Edenred	954,778	32,892
Elior Group (5)	1,121,149	22,893
Eurofins Scientific	98,580	53,174

Gecina	289,433	50,173
SMCP (2)(5)	1,530,249	38,978
SPIE	1,556,808	35,226
Tarkett	797,777	23,577
Total France (Cost $205,752)		**264,861**

GEORGIA 0.3%

Common Stocks 0.3%

Georgia Healthcare Group (GBP) (2)(5)	6,150,583	23,657
Total Georgia (Cost $18,172)		**23,657**

GERMANY 4.5%

Common Stocks 4.5%

ADO Properties (5)	440,553	24,217
AIXTRON (2)(4)	5,633,124	79,955
Aumann (2)(5)	382,194	23,031
Brenntag	491,614	28,156
Norma Group	700,810	51,386
Scout24 (5)	1,188,428	61,416
Tele Columbus (2)(5)	3,694,990	33,898
Varta (2)	795,358	20,740
Wirecard	582,859	78,861
Total Germany (Cost $220,614)		**401,660**

HONG KONG 0.9%

Common Stocks 0.9%

Chow Sang Sang Holdings International	9,436,000	20,715
Pacific Textiles Holdings	20,028,000	18,322
SITC International Holdings	42,153,000	44,912
Total Hong Kong (Cost $57,637)		**83,949**

INDIA 4.0%

Common Stocks 4.0%		
Britannia Industries	395,328	32,612
Cyient	4,349,392	49,344
Dish TV India (2)	26,182,264	29,440
Escorts	2,977,140	44,563
Hexaware Technologies	6,662,556	44,657
PNB Housing Finance (5)	1,697,678	35,474
SH Kelkar (5)	3,231,771	11,741
TeamLease Services (2)	750,808	30,783
Torrent Pharmaceuticals	1,353,648	28,775
TTK Prestige	50,918	4,739
Yes Bank	8,728,745	46,980
Total India (Cost $229,968)		**359,108**

INDONESIA 0.4%

Common Stocks 0.4%		
Mayora Indah	156,486,025	33,149
Total Indonesia (Cost $7,758)		**33,149**

IRELAND 1.2%

Common Stocks 1.2%		
Cairn Homes (2)	14,039,331	30,442
DCC (GBP)	458,238	43,984
Paddy Power Betfair	389,152	38,511
Total Ireland (Cost $62,129)		**112,937**

ITALY 4.2%

Common Stocks 4.2%		
Amplifon	2,802,445	52,352
Banca Generali	967,047	31,370
Brunello Cucinelli	676,975	22,485

FinecoBank Banca Fineco	4,575,580	54,485
Gima TT (2)(5)	1,408,846	28,108
Moncler	1,097,465	49,465
Yoox Net-A-Porter Group (2)	3,054,493	139,757
Total Italy (Cost $199,333)		**378,022**

JAPAN 21.2%

Common Stocks 21.2%

Aida Engineering	1,911,700	22,271
Air Water	335,700	6,485
Aruhi (4)	1,798,300	24,150
Bank of the Ryukyus	1,405,700	21,563
Daio Paper (1)	2,521,000	35,342
Denka	1,017,200	36,214
DIC	1,316,400	44,672
Disco	192,200	33,688
Eiken Chemical	842,000	19,874
Electric Power Development	1,795,100	48,819
Ezaki Glico	339,800	18,304
Fujikura	6,381,800	43,607
Fujitec	3,586,500	49,807
Fujitsu General	2,620,500	42,666
Fukuoka Financial Group	7,276,000	38,957
Hanwa	957,600	41,840
Hikari Tsushin	324,000	52,522
HIS	608,000	22,188
Hitachi Metals	3,178,100	36,320
Horiba	476,800	34,641
Hoshino Resorts REIT	9,078	44,673
Idec (1)	1,067,300	24,494
Kakaku.com	1,952,600	37,225
Koito Manufacturing	613,000	41,024
Mabuchi Motor	444,100	22,312
METAWATER	1,107,100	32,599

MEXICO 0.4%

Common Stocks 0.4%

Alsea	5,067,400	18,812
Concentradora Fibra Danhos	11,892,700	21,157
Total Mexico (Cost $41,087)		**39,969**

Netherlands 3.7%

Common Stocks 3.7%

Aalberts Industries	759,729	37,407
GrandVision (5)	1,343,276	33,025
IMCD	670,487	41,257
Instone Real Estate Group (2)(5)	1,412,983	33,857
Intertrust (5)	1,278,374	25,467
Kendrion	535,816	21,626
Koninklijke Volkerwessels	986,290	28,009
Shop Apotheke Europe (1)(2)(5)	490,474	23,034
Takeaway.com (2)(5)	886,384	51,527
Van Lanschot Kempen, GDR	1,179,244	36,427
Total Netherlands (Cost $240,258)		**331,636**

NEW ZEALAND 0.7%

Common Stocks 0.7%

Fisher & Paykel Healthcare	6,946,235	62,125
Total New Zealand (Cost $16,129)		**62,125**

NORWAY 0.3%

Common Stocks 0.3%

XXL (5)	3,131,466	27,203
Total Norway (Cost $30,555)		**27,203**

RUSSIA 0.8%		
Common Stocks 0.8%		
Mail.Ru, GDR (USD)	2,187,805	69,342
Total Russia (Cost $61,043)		**69,342**
SOUTH KOREA 1.8%		
Common Stocks 1.8%		
Douzone Bizon	900,717	41,429
Hanssem	177,913	19,355
Korean Reinsurance	1,675,845	18,464
LEENO Industrial	362,413	19,360
Mando	123,097	26,043
Osstem Implant (2)	594,084	30,451
S&T Motiv	327,523	10,031
Total South Korea (Cost $154,090)		**165,133**
SPAIN 3.9%		
Common Stocks 3.8%		
Acerinox	2,066,603	29,022
Aedas Homes (2)(5)	1,540,600	55,079
Amadeus IT, A Shares	746,963	54,498
Axiare Patrimonio Socimi	3,604,754	76,418
Baron de Ley (1)(2)	103,756	14,061
CIE Automotive	922,183	34,473
Grifols	1,183,732	33,189
Laboratorios Farmaceuticos Rovi	1,325,614	27,040
Prosegur Cia de Seguridad	2,991,309	22,612
		346,392
Preferred Stocks 0.1%		
Grifols, B Shares (3)	226,449	4,668
		4,668
Total Spain (Cost $219,926)		**351,060**

UNITED ARAB EMIRATES 0.2%

Common Stocks 0.2%

Air Arabia	68,102,827	22,613
Total United Arab Emirates (Cost $19,472)		**22,613**

UNITED KINGDOM 15.2%

Common Stocks 15.2%

Abcam	6,382,356	106,998
Alfa Financial Software Holdings (2)(5)	7,482,416	37,058
Ascential	16,651,982	96,186
Bakkavor Group (1)(2)(5)	13,939,991	35,119
Britvic	327,283	3,235
Cineworld Group	18,277,490	65,251
Dixons Carphone	9,576,160	26,702
Ebiquity (4)	6,520,807	6,206
First Derivatives (1)	895,400	46,415
Flybe Group (2)(4)	15,305,791	8,235
Genus	830,618	28,726
IntegraFin Holdings (2)	1,943,425	7,652
Intermediate Capital Group	4,984,137	74,264
Investec	6,120,909	48,422
IP Group (2)	10,294,455	18,870
IQE (1)(2)(4)	56,189,779	80,251
Just Eat (2)	6,435,166	68,509
Keywords Studios	1,894,507	47,242
LivaNova (USD)(2)	460,039	40,842
Majestic Wine (1)(4)	4,375,510	25,295
Ocado Group (1)(2)	2,798,816	20,688
Oxford Instruments	2,236,788	28,038
Playtech	9,110,733	101,623
Rathbone Brothers	495,223	15,954
Renishaw	397,040	25,703
Sophos Group (5)	5,121,675	34,972
Spirax-Sarco Engineering	360,156	28,550

Ted Baker	805,127	29,497
Tyman	6,519,214	28,274
Victrex	2,363,937	85,115
WANdisco (1)(2)(4)	2,744,378	36,617
Xaar (4)	5,949,789	28,978
YouGov (4)	6,244,779	33,080
Total United Kingdom (Cost $1,043,432)		**1,368,567**

UNITED STATES 0.5%

Common Stocks 0.5%

Wix.com (2)	510,500	41,989
Total United States (Cost $31,053)		**41,989**

SHORT-TERM INVESTMENTS 7.0%

Money Market Funds 7.0%

T. Rowe Price Government Reserve Fund, 1.72% (4)(7)	628,521,834	628,522
Total Short-Term Investments (Cost $628,522)		**628,522**

SECURITIES LENDING COLLATERAL 2.9%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 2.9%

Short-Term Funds 2.9%

T. Rowe Price Short-Term Fund, 1.95% (4)(7)	26,080,004	260,800
Total Investments through Securities Lending Program with JPMorgan Chase Bank		**260,800**
Total Securities Lending Collateral (Cost $260,800)		**260,800**

Total Investments in Securities	
103.0% of Net Assets (Cost $6,933,902)	**$ 9,281,865**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S. The fund has two classes of shares: the International Discovery Fund (Investor Class), and the International Discovery Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 7), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $30,000 for the six months ended April 30, 2018.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2018.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2018, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of April 30, 2018, the fund held foreign exchange derivatives with a fair value of $22,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended April 30, 2018, the fund recognized $22,000 of loss on foreign exchange derivatives included in change in unrealized loss on Forward Currency Exchange Contracts on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of April 30, 2018, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2018, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 20% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A share market through the Shanghai-Hong Kong Stock Connect program (Shanghai Stock Connect), through the Shenzhen-Hong Kong Stock Connect program (Shenzhen Stock Connect) or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY) and those acquired through the Shanghai Stock Connect and Shenzhen Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gain tax related to its A share investments.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2018, the value of loaned securities was $203,690,000 the value of cash collateral and related investments was $260,800,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,373,821,000 and $794,465,000, respectively, for the six months ended April 30, 2018.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2018, the cost of investments, including derivatives for federal income tax purposes was $6,934,396,000. Net unrealized gain aggregated $2,346,267,000 at period-end, of which $2,659,626,000 related to appreciated investments and $313,359,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2018, the fund had no deferred tax liability attributable to foreign securities and $1,000 of foreign capital loss carryforwards, including $1,000 that expire in expire in 2027.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 29, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended April 30, 2018, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended April 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $698,000 for T. Rowe Price Services, Inc.; and $146,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2018, the fund was allocated $121,000 of Spectrum Funds’ expenses. Of these amounts, $73,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. Redemption fees received from the Spectrum Funds are recorded as an increase to paid-in capital. At April 30, 2018, approximately 4% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

In March of each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Hong Kong Subadvisory Contract) that the Advisor has entered into with T. Rowe Price Hong Kong Limited (Hong Kong Subadvisor) on behalf of the fund and the investment subadvisory agreement (Japan Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd—Tokyo Branch (Current Japan Subadvisor) on behalf of the fund. At a meeting of the Board on February 6, 2018, the Board had approved a transfer of the Japan Subadvisory Contract in place with the Current Japan Subadvisor to T. Rowe Price Japan, Inc. (New Japan Subadvisor), to become effective on April 1, 2018.

At an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Hong Kong Subadvisory Contract. At the Meeting, the Board, including a majority of the fund’s independent directors, also extended its prior approval of the Japan Subadvisory Contract that will transfer to the New Japan Subadvisor on April 1, 2018, and noted that the Japan Subadvisory Contract in place with the Current Japan Subadvisor will only continue until April 1, 2018. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor, Hong Kong Subadvisor, and Current Japan Subadvisor (which will transfer its assets, liabilities, and investment management contracts to the New Japan Subadvisor as part of a reorganization on April 1, 2018) and the approval of the Advisory Contract, Hong Kong Subadvisory Contract, and Japan Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract, Hong Kong Subadvisory Contract, and Japan Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, Hong Kong Subadvisory Contract, and Japan Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor, Hong Kong Subadvisor, and Current Japan Subadvisor (which will transfer its assets, liabilities, and investment management contracts to the New Japan Subadvisor as part of a reorganization on April 1, 2018) about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services that have been provided to the fund by the Advisor, Hong Kong Subadvisor, and Current Japan Subadvisor and the services that will be provided by the New Japan Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor, Hong Kong Subadvisor, and Current Japan Subadvisor and noted that there will be no substantive changes to the terms of the Japan Subadvisory Agreement or any changes in the actual services provided or fees charged to the fund as a result of the reorganization of the Current Japan Subadvisor into the New Japan Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors (and, in the future, the New Japan Subadvisor) may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation agreed to by the Advisor with respect to the I Class). Under the Hong Kong Subadvisory Contract, the Advisor may pay the Hong Kong Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund, and under the Japan Subadvisory Contract, the Advisor may pay the Current Japan Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. After the transfer of the Japan Subadvisory Contract on April 1, 2018, the Advisor may pay the New Japan Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in second quintile (Expense Group) and third quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group) and first and second quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract, Hong Kong Subadvisory Contract, and Japan Subadvisory Contract (as well as the transfer of the Japan Subadvisory Contract from the Current Japan Subadvisor to the New Japan Subadvisor effective April 1, 2018). No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	June 15, 2018